EXHIBIT 99.1









                              FINANCIAL SUPPLEMENT

                          THE PHOENIX COMPANIES, INC.

                               September 30, 2004

                   ADD VALUE TO WEALTH.(SM) [LOGO] PHOENIX(R)

THE PHOENIX COMPANIES, INC.

FINANCIAL SUPPLEMENT

WALL STREET COVERAGE
FIRM                                                  ANALYST
A.G. Edwards & Sons, Inc.                             J. Jeffrey Hopson
Credit Suisse First Boston (CSFB)                     Tom Gallagher
Deutsche Bank North America                           Vanessa Wilson
Friedman, Billings, Ramsey & Co.                      Stewart Johnson
JP Morgan                                             Jimmy Bhullar
Keefe Bruyette & Woods, Inc.                          Jukka Lipponen
Langen McAlenney                                      Robert Glasspiegel
Lehman Brothers                                       Eric Berg
Merrill Lynch                                         Edward A. Spehar
Morgan Stanley                                        Nigel Dally
UBS                                                   Andrew Kligerman

SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.25 percent equity units are traded on the NYSE under the symbol "PNX PrA." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."

TRANSFER AGENT AND REGISTRAR
For information or assistance regarding your account, please contact our transfer agent and registrar:
The Phoenix Companies, Inc. C/O The Bank of New York, Shareholder Relations, PO Box 11258, New York, NY 10286-1258

Toll-free: 1-800-490-4258   TTY 1-888-269-5221
Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Web: www.stockbny.com

FOR MORE INFORMATION
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at PhoenixWealthManagement.com or contact our Investor Relations Department at:

                     The Phoenix Companies, Inc.
                     Investor Relations
                     One American Row
                     P.O. Box 5056, Hartford, CT  06102-5056
                     Phone: 1-860-403-7100
                     Fax: 1-860-403-7880
                     e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                           SEPTEMBER 2004 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS.........................................................  1
INCOME STATEMENT.............................................................  2
LIFE AND ANNUITY EARNINGS SUMMARY............................................  4
   VARIABLE UNIVERSAL LIFE...................................................  6
   UNIVERSAL LIFE / INTEREST SENSITIVE.......................................  8
   LIFE AND PRIVATE PLACEMENT SALES.......................................... 10
   ANNUITIES................................................................. 12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT.......................... 14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION................................ 16
ASSET MANAGEMENT............................................................. 18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT..................... 20
VENTURE CAPITAL SEGMENT...................................................... 22
CORPORATE AND OTHER.......................................................... 24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT............................... 26
CONSOLIDATING THIRD QUARTER 2004 INCOME STATEMENT............................ 28
CONDENSED CONSOLIDATED BALANCE SHEET......................................... 29
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY................................. 30
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS............................ 31
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES......................... 32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2004 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION

For the Period Ended:                                                                         December 31,
                                                         YTD September  ---------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------   ------------
General Account Invested Assets                          $  17,249.0    $  17,229.2    $  16,812.8    $  14,411.4    $  12,594.3
Separate Account Assets                                      6,440.2        6,083.2        4,371.2        5,025.2        5,376.6
Total Assets                                                27,783.3       27,559.2       25,235.9       22,535.6       20,313.5
Indebtedness                                                   662.7          639.0          644.3          599.3          425.1
Total Stockholders' Equity                                   2,023.1        1,947.8        1,826.8        2,307.8        1,840.9
Total Stockholders' Equity excluding SFAS 115 and
  FIN 46-R adjustments                                   $   1,967.5    $   1,925.3    $   1,937.1    $   2,317.5    $   1,820.7

Debt to Total Capitalization                                   24.7%          24.7%          24.1%          20.0%          18.8%
Debt (Excluding Equity Units) to Total Capitalization          19.0%          18.8%          18.3%

Book Value Per Share (1)                                 $     21.35    $     20.62    $     19.43    $     22.64    $     24.75
Book Value Per Share, excluding SFAS 115 adjustment            20.19          19.96          20.19          22.62          24.51
Book Value Per Share, excluding SFAS 115 and
  FIN 46-R adjustments                                   $     20.76    $     20.39    $     20.60    $     22.74
Period-end Common Shares Outstanding (2)                        94.8           94.4           94.0          101.9          105.0
                                                         ============   ============   ============   ============   ============

---------------------------------------------------------------------------------------------------------------------------------

Indebtedness:

Surplus Notes                                            $     175.0    $     175.0    $     175.0    $     175.0    $     175.0
Equity Units                                                   153.7          153.7          153.7
Senior Unsecured Bonds                                         300.0          300.0          300.0          300.0
Interest Rate Swap                                               9.0           10.3           15.6            (.8)
Bank Credit Facility                                            25.0                                        125.1          230.0
Other                                                                                                                       20.1
                                                         ------------   ------------   ------------   ------------   ------------
Total Indebtedness                                       $     662.7    $     639.0    $     644.3    $     599.3    $     425.1
                                                         ============   ============   ============   ============   ============

---------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE
  INSURANCE COMPANY (3)
Capital, Surplus and Surplus Notes                       $     732.0    $     762.9    $     861.0    $   1,149.8    $   1,322.8
Asset Valuation Reserve (AVR)                                  205.5          198.5          147.0          221.5          559.7
                                                         ------------   ------------   ------------   ------------   ------------
Capital, Surplus, Surplus Notes and AVR                        937.5          961.4        1,008.0        1,371.3        1,882.5
                                                         ============   ============   ============   ============   ============
Policyholder Dividend Liability                                420.6          408.5          403.0          395.8          383.2
Interest Maintenance Reserve                                   (31.4)         (30.2)          (2.0)          11.6           (1.4)
Statutory Gain From Operations                                   7.1           69.7           44.5          119.9          266.4
Statutory Net Income (Loss)                              $      21.6    $      21.5    $       7.5    $     (13.9)   $     266.1

(1) Book value per share prior to June 30, 2001 is pro forma and assumes net proceeds of $807.9 million, payout of cash and policy credits to policyholders of $41.4 million and estimated remaining expenses of $9.0 million and 105.0 million shares outstanding.
(2)   Shares outstanding through 2000 are pro forma due to IPO in 2001.
(3) Phoenix Life Insurance Company is required to file statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by The Insurance Department of the State of New York. September 2004 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2004 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                YTD September                     December 31,
                                              ---------------------------  ---------------------------------------------------------
                                                   2004           2003          2003          2002           2001            2000
                                              ------------   ------------  ------------   ------------   ------------   ------------
SEGMENT INCOME
Life Insurance                                   $   90.8       $   77.1      $  103.5       $  101.0       $   72.0       $   19.6
Annuities                                             9.7           (6.3)         (4.1)         (20.7)          10.9            4.2
                                              ------------   ------------  ------------   ------------   ------------   ------------
Life and Annuity Segment                            100.5           70.8          99.4           80.3           82.9           23.8
Asset Management Segment                               .2          (14.6)         (8.7)         (69.9)          (8.7)          61.4
Venture Capital Segment                              12.1           34.8          36.2          (59.3)        (159.6)         277.3
Corporate and Other Segment                         (44.7)         (34.4)        (47.8)         (40.0)         (34.7)         (60.8)
                                              ------------   ------------  ------------   ------------   ------------   ------------
Total Segment Income (Loss), before income
  taxes                                              68.1           56.6          79.1          (88.9)        (120.1)         301.7
Applicable Income Taxes (Benefit)                    13.5           15.6          21.8          (28.5)         (45.4)         101.3
                                              ------------   ------------  ------------   ------------   ------------   ------------
TOTAL SEGMENT INCOME (LOSS)                          54.6           41.0          57.3          (60.4)         (74.7)         200.4
Net Realized Investment Gains (Losses), after
  income taxes                                       10.2          (69.1)        (51.8)         (39.3)         (43.0)          62.0
Realized losses - investments pledged as
  collateral consolidated under FIN 46-R            (12.9)          (2.8)         (2.4)         (26.3)         (12.5)
Management Restructuring and Early Retirement
  Costs                                             (13.9)          (4.3)         (8.5)         (28.5)         (15.5)
Deferred Policy Acquisition Cost Adjustments                                                     15.1                        (141.8)
Expenses of Purchase of PXP Minority Interest                                                                  (52.8)
Demutualization Related Items, Net                                                               (1.3)          (2.9)         (24.5)
Other income (expense)                                               1.3           1.3                           5.3            (.1)
                                              ------------   ------------  ------------   ------------   ------------   ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS             38.0          (33.9)         (4.1)        (140.7)        (196.1)          96.0
Income (Loss) from Discontinued Operations             .1           (1.2)         (2.1)          (1.3)          (2.5)         (12.7)
                                              ------------   ------------  ------------   ------------   ------------   ------------
Income (Loss) before Cumulative Effect of
  Accounting changes                                 38.1          (35.1)         (6.2)        (142.0)        (198.6)          83.3
Cumulative Effect of Accounting changes                                                        (130.3)         (16.6)
                                              ------------   ------------  ------------   ------------   ------------   ------------
NET INCOME (LOSS)                                $   38.1       $  (35.1)     $   (6.2)      $ (272.3)      $ (215.2)      $   83.3
                                              ============   ============  ============   ============   ============   ============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic

Weighted-Average Shares Outstanding (1)              94.6          94.2           94.2           97.9          104.6          104.6
                                              ------------   ------------  ------------   ------------   ------------   ------------
Total Segment Income (Loss) Per Share            $   0.58       $  0.44       $   0.61       $  (0.62)      $  (0.71)      $   1.90
Net Income (Loss) Per Share                      $   0.40       $ (0.37)       $ (0.07)      $  (2.78)      $  (2.06)      $   0.80

Diluted
Weighted-Average Shares Outstanding and
  dilutive potential common shares (1) (2)          100.9          94.2           96.6           97.9          104.6          104.6
                                              ------------   ------------  ------------   ------------   ------------   ------------
Total Segment Income (Loss) Per Share            $   0.54       $  0.43       $   0.59       $  (0.62)      $  (0.71)      $   1.90
Net Income (Loss) Per Share                      $   0.38       $ (0.37)      $  (0.07)      $  (2.78)      $  (2.06)      $   0.80
                                              ============

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For the nine months ended September 30, 2003 and the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 95.3 million and 96.6 million, respectively. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

FINANCIAL HIGHLIGHTS
Third Quarter 2004 (unaudited)
(amounts in millions, except per share data)


INCOME STATEMENT SUMMARY                                                  2003                                  2004
                                                       -----------------------------------------  --------------------------------
Quarters ended                                           March     June    September   December      March      June    September
                                                       --------- --------- ---------- ----------  ---------- ---------- ----------
SEGMENT INCOME
Life Insurance                                          $  23.3   $  29.2    $  24.7    $  26.4     $  23.0    $  29.9    $  37.8
Annuities                                                  (5.3)     (1.4)        .3        2.2         2.8        3.9        3.0
                                                       --------- --------- ---------- ----------  ---------- ---------- ----------
Life and Annuity Segment                                   18.0      27.8       25.0       28.6        25.8       33.8       40.8
Asset Management Segment                                   (5.8)     (5.7)      (3.1)       5.9          .1         .1
Venture Capital Segment                                    23.9       5.8        5.1        1.3        11.6        4.4       (3.9)
Corporate and Other Segment                               (11.4)    (12.5)     (10.5)     (13.4)      (12.7)     (16.0)     (15.9)
                                                       --------- --------- ---------- ----------  ---------- ---------- ----------
Total Segment Income (Loss), before income
   taxes                                                   24.7      15.4       16.5       22.4        24.8       22.3       21.0
Applicable Income Taxes (Benefit)                           7.5       3.5        4.6        6.1         7.3        5.7         .5
                                                       --------- --------- ---------- ----------  ---------- ---------- ----------
TOTAL SEGMENT INCOME                                       17.2      11.9       11.9       16.3        17.5       16.6       20.5
Net Realized Investment Gains (Losses),
   after income taxes                                     (12.4)    (59.2)       2.5       17.3         1.7        8.6        (.2)
Realized gains (losses) - investments pledged
   as collateral consolidated under FIN 46-R               (1.9)      (.1)       (.8)        .4        (1.0)      (3.6)      (8.3)
Management Restructuring and Early Retirement Costs        (2.5)     (1.8)                 (4.2)       (1.9)      (7.0)      (4.9)
Other income                                                1.3
                                                       --------- --------- ---------- ----------  ---------- ---------- ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                    1.7     (49.2)      13.6       29.8        16.3       14.6        7.1
Income (Loss) from Discontinued Operations                  (.4)      (.4)       (.4)       (.9)         .3        (.2)
                                                       --------- --------- ---------- ----------  ---------- ---------- ----------
NET INCOME (LOSS)                                       $   1.3   $ (49.6)  $   13.2   $   28.9    $   16.6   $   14.4    $   7.1
                                                       ========= ========= ========== ==========  ========== ========== ==========

----------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                    94.0      94.2       94.3       94.4        94.5       94.6       94.7
                                                       --------- --------- ---------- ----------  ---------- ---------- ----------
Total Segment Income (Loss) Per Share                    $ 0.18   $  0.13     $ 0.13     $ 0.17      $ 0.19     $ 0.18     $ 0.22
Net Income (Loss) Per Share                              $ 0.01   $ (0.53)    $ 0.14     $ 0.31      $ 0.18     $ 0.15     $ 0.07

Diluted
Weighted-Average Shares Outstanding and
   dilutive potential common shares (1) (2)                95.0      94.2       98.3       99.8       102.0      101.3       99.2
                                                       --------- --------- ---------- ----------  ---------- ---------- ----------
Total Segment Income (Loss) Per Share                    $ 0.18    $ 0.13     $ 0.12     $ 0.16      $ 0.17     $ 0.16     $ 0.21
Net Income (Loss) Per Share                              $ 0.01   $ (0.53)    $ 0.13     $ 0.29      $ 0.16     $ 0.14     $ 0.07
                                                                                                                        ==========

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For the three months ended June 30, 2003, the weighted average common shares outstanding and dilutive potential common shares were 95.3 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                               YTD September                           December 31,
                                                       ------------------------   ------------------------------------------------
                                                           2004          2003         2003         2002        2001         2000
                                                       -----------   ----------   -----------  ----------  ----------  -----------
Variable Universal Life                                  $  26.3       $  26.0      $   35.0     $  35.9     $  30.2     $   20.1
Universal Life (1)                                          21.5          15.8          21.7        26.3        17.4         18.2
Term Life                                                     .1            .5           3.8         4.7         1.3         (1.0)
Other Life and Annuity (2)                                   9.9           5.2           6.9          .8         1.7          4.6
                                                       ----------   -----------   -----------  ----------  ----------  -----------
Total, Non-participating Life                               57.8          47.5          67.4        67.7        50.6         41.9
Participating Life                                          33.0          29.6          36.1        33.3        21.4        (22.3)
                                                       ----------   -----------   -----------  ----------  ----------  -----------
Total, Life Insurance                                       90.8          77.1         103.5       101.0        72.0         19.6
Annuities                                                    9.7          (6.3)         (4.1)      (20.7)       10.9          4.2
                                                       ----------   -----------   -----------  ----------  ----------  -----------
Segment Income, before income taxes                        100.5          70.8          99.4        80.3        82.9         23.8
Allocated Income Taxes (3)                                  24.5          23.1          31.1        28.0        28.8          9.4
                                                       ----------   -----------   -----------  ----------  ----------  -----------
Segment Income                                           $  76.0       $  47.6      $   68.3     $  52.3     $  54.1     $   14.4
                                                       ==========   ===========   ===========  ==========  ==========  ===========

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2004 (unaudited)
($ in millions)


SEGMENT INCOME                                                  2003                                           2004
                                           ------------------------------------------------   -------------------------------------
Quarters ended                                March       June       September    December        March        June       September
                                           ----------  ----------  -----------  -----------   -----------  -----------  -----------
Variable Universal Life                      $   6.3     $   9.3      $  10.5      $   9.0       $   8.2      $   8.5      $   9.7
Universal Life (1)                               4.7         5.6          5.5          5.9           1.9         10.9          8.7
Term Life                                         .4         (.8)          .9          3.3            .3         (1.1)          .9
Other Life and Annuity (2)                       3.1         1.2           .8          1.8           3.7          3.4          2.6
                                           ----------  ----------  -----------  -----------   -----------  -----------  -----------
Total, Non-participating Life                   14.5        15.3         17.7         20.0          14.1         21.7         21.9
Participating Life                               8.8        13.9          7.0          6.4           8.9          8.2         15.9
                                           ----------  ----------  -----------  -----------   -----------  -----------  -----------
Total, Life Insurance                           23.3        29.2         24.7         26.4          23.0         29.9         37.8
Annuities                                       (5.3)       (1.4)          .3          2.2           2.8          3.9          3.0
                                           ----------  ----------  -----------  -----------   -----------  -----------  -----------
Segment Income, before income taxes             18.0        27.8         25.0         28.6          25.8         33.8         40.8
Applicable Income Taxes (3)                      4.0         8.4         10.7          8.0           7.2         10.2          7.1
                                           ----------  ----------  -----------  -----------   -----------  -----------  -----------
Segment Income                               $  14.0     $  19.4      $  14.3      $  20.6       $  18.6      $  23.7      $  33.7
                                           ==========  ==========  ===========  ===========   ===========  ===========  ===========

(1)  Universal Life includes interest sensitive whole life contracts.
(2)  Other Life and Annuity includes WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2004 (unaudited)
($ in millions)


                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                2004           2003           2003           2002           2001           2000
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                          $     22.1     $     23.1     $     30.1     $     31.4     $     29.5     $     24.9
Cost of Insurance (COI)                             55.5           53.6           72.1           66.4           60.0           46.2
Interest Earned                                      4.1            4.4            5.6            7.0            4.5            5.7
Surrender Charges                                    4.8            4.6            6.9            4.4            3.3            3.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                      86.5           85.7          114.7          109.2           97.3           80.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Death and Disability Benefits                   21.9           16.0           23.3           22.9           15.3           15.5
Incurred Expenses                                   35.4           40.9           52.8           45.9           48.2           41.6
Interest Credited                                    2.9            2.9            3.6            3.7            3.6            3.1
Minority Interest                                                                                  .8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                      60.2           59.7           79.7           73.3           67.1           60.2
                                            -------------  -------------  -------------  -------------  -------------  -------------

Pre-tax Income                                      26.3           26.0           35.0           35.9           30.2           20.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                         11.3           14.7           21.4           36.6           29.5           34.2
Controllable Expenses and Other                     26.9           32.8           44.6           60.8           60.1           57.3
                                            -------------  -------------  -------------  -------------  -------------  ------------
Total Current Expenses                              38.2           47.5           66.0           97.4           89.6           91.5
Acquisition Costs Deferred                         (18.7)         (23.7)         (33.9)         (68.1)         (65.4)         (56.9)
Acquisition Costs Amortized                         15.9           17.0           20.8           16.6           24.0            7.0
                                            -------------  -------------  -------------  -------------  -------------  ------------

Incurred Expenses                                   35.4           40.9           52.8           45.9           48.2           41.6
                                            =============  =============  =============  =============  =============  ============

-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                           172.1          271.2          353.4          465.7           336.1          258.1
Surrenders                                         (46.7)         (50.6)         (69.4)         (37.6)         (31.2)         (34.0)
Deaths                                              (1.4)           (.8)          (1.4)          (1.8)          (1.7)          (1.4)
                                            -------------  -------------  -------------  -------------  -------------  ------------
Net Sales                                          124.0          219.8          282.6          426.3          303.2          222.7
Performance                                         64.5          153.9          252.1         (149.8)        (194.0)        (128.1)
Fees                                               (22.8)         (26.3)         (36.4)         (35.8)         (34.5)         (33.0)
Cost of Insurance                                  (53.7)         (51.9)         (69.8)         (66.4)         (60.0)         (46.2)
                                            -------------  -------------  -------------  -------------  -------------  ------------
Acquisitions
Change in Funds Under Management                   112.0          295.6          428.5          174.3           14.7           15.4
Beginning Balance                                1,698.9        1,270.3        1,270.3        1,096.0        1,081.3        1,065.9
                                            -------------  -------------  -------------  -------------  -------------  ------------
Ending Balance                                   1,810.9        1,565.9        1,698.8        1,270.3        1,096.0        1,081.3
                                            =============  =============  =============  =============  =============  ============

LIFE INSURANCE IN FORCE                       $ 24,206.6     $ 24,366.4     $ 24,603.0     $ 23,788.2     $ 20,436.1     $ 17,743.3
                                            =============  =============  =============  =============  =============  ============

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2004 (unaudited)
($ in millions)

Quarters ended                                                   2003                                         2004
                                          --------------------------------------------------- --------------------------------------
                                              March        June       September    December      March        June        September
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------
PRE-TAX INCOME
Fees                                       $      7.6   $      7.5   $      8.1   $      7.0   $      8.0   $      7.3   $      6.8
Cost of Insurance (COI)                          17.9         18.1         17.6         18.5         18.3         18.5         18.7
Interest Earned                                   1.6          1.5          1.3          1.2          1.2          1.7          1.2
Surrender Charges                                 1.2          1.6          1.8          2.3          1.7          1.4          1.8
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------
Total Revenues                                   28.3         28.7         28.7         29.0         29.2         28.9         28.5
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------

Net Death and Disability Benefits                 5.0          6.0          5.0          7.3          8.3          7.5          6.1
Incurred Expenses                                16.1         12.5         12.3         12.0         11.7         11.9         11.7
Interest Credited                                  .9          1.0          1.0           .7          1.0          1.0          1.0
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------
Total Expenses                                   22.0         19.5         18.3         20.0         21.0         20.4         18.8
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------

Pre-tax Income                                    6.3          9.3         10.5          9.0          8.2          8.5          9.7
                                          ============ ============ ============ ============ ============ ============ ============

                                          ------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions and Concessions                       5.2          4.6          4.9          6.7          4.0          4.2          3.0
Controllable Expenses and Other                  11.4         12.3          9.1         11.8          9.2          9.3          8.4
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------
Total Current Expenses                           16.6         16.9         14.0         18.5         13.2         13.5         11.4
Acquisition Costs Deferred                       (8.0)        (8.7)        (7.0)       (10.2)        (6.6)        (6.6)        (5.5)
Acquisition Costs Amortized                       7.5          4.3          5.3          3.7          5.1          5.0          5.8
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------

Incurred Expenses                                16.1         12.5         12.3         12.0         11.7         11.9         11.7
                                          ============ ============ ============ ============ ============ ============ ============

                                          ------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                         71.8         62.0        137.4         82.2         67.0         60.0         45.1
Surrenders                                      (13.7)       (11.5)       (25.4)       (18.8)       (15.6)       (15.0)       (16.1)
Deaths                                            (.2)         (.1)         (.5)         (.6)         (.4)         (.4)         (.6)
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------
Net Sales                                        57.9         50.4        111.5         62.8         51.0         44.6         28.4
Performance                                      (8.5)       110.4         52.0         98.2         56.5         10.0         (2.0)
Fees                                             (8.4)        (7.9)       (10.0)       (10.1)        (8.4)        (7.4)        (7.0)
Cost of Insurance                               (17.9)       (16.8)       (17.2)       (17.9)       (17.7)       (18.0)       (18.0)
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------
Change in Funds Under Management                 23.1        136.1        136.3        133.0         81.4         29.2          1.4
Beginning Balance                             1,270.3      1,293.5      1,429.6      1,565.9      1,698.9      1,780.3      1,809.5
                                          ------------ ------------ ------------ ------------ ------------ ------------ ------------
Ending Balance                                1,293.4      1,429.6      1,565.9      1,698.9      1,780.3      1,809.5      1,810.9
                                          ============ ============ ============ ============ ============ ============ ============

LIFE INSURANCE IN FORCE                    $ 23,744.4   $ 24,096.1   $ 24,366.4   $ 24,603.0   $ 24,388.2   $ 24,355.6   $ 24,206.6
                                          ============ ============ ============ ============ ============ ============ ============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2004 (unaudited)
($ in millions)

                                                    YTD September                              December 31,
                                              --------------------------  -------------------------------------------------------
                                                  2004          2003          2003          2002           2001          2000
                                              ------------  ------------  ------------  ------------   ------------  ------------
PRE-TAX INCOME
Fees                                           $     14.2   $      11.5   $      17.3   $      11.9    $       8.6   $       8.4
Cost of Insurance                                    66.9          57.8          78.9          71.6           66.2          64.8
Interest Earned                                      74.4          73.8          98.3         108.4          111.9         108.7
Surrender Charges                                     2.3           1.9           2.5           3.9            4.0           5.5
                                              ------------  ------------  ------------  ------------   ------------  ------------
Total Revenues                                      157.8         145.1         196.9         195.8          190.7         187.4
                                              ------------  ------------  ------------  ------------   ------------  ------------

Net Death Benefits and Supplemental Benefits         44.7          35.5          51.2          39.5           48.3          45.4
Incurred Expenses                                    35.3          34.9          46.0          44.3           34.6          32.5
Interest Credited                                    56.3          58.9          78.0          85.7           90.4          91.3
                                              ------------  ------------  ------------  ------------   ------------  ------------
Total Expenses                                      136.3         129.2         175.2         169.5          173.3         169.2
                                              ------------  ------------  ------------  ------------   ------------  ------------

Pre-tax Income                                       21.5          15.8          21.7          26.3           17.4          18.2
                                              ============  ============  ============  ============   ============  ============

---------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                          17.0          17.4          28.2          15.2            9.8           5.8
Controllable Expenses                                47.1          52.5          75.0          52.6           32.1          23.7
                                              ------------  ------------  ------------  ------------   ------------  ------------
Total Current Expenses                               64.1          69.9         103.2          67.8           41.9          29.5
Acquisition Cost Deferred                           (44.1)        (48.6)        (74.9)        (40.2)         (20.0)         (8.7)
Acquisition Cost Amortized                           15.3          13.6          17.7          16.7           12.7          11.7
                                              ------------  ------------  ------------  ------------   ------------  ------------

Incurred Expenses                                    35.3          34.9          46.0          44.3           34.6          32.5
                                              ============  ============  ============  ============   ============  ============

---------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                            166.6         143.1         217.8         149.3          104.6          90.9
Surrenders                                          (96.6)        (85.8)       (118.6)       (107.4)         (99.0)       (108.2)
Deaths                                              (14.5)        (14.6)        (19.4)        (25.0)         (18.5)        (20.9)
                                              ------------  ------------  ------------  ------------   ------------  ------------
Net Sales                                            55.5          42.7          79.8          16.9          (12.9)        (38.2)
Interest Credited                                    56.2          58.9          78.0          85.8           90.4          91.3
Fees                                                (16.5)        (15.8)        (24.9)        (16.7)         (10.5)         (6.2)
Cost of Insurance                                   (66.9)        (57.9)        (78.9)        (71.6)         (66.2)        (64.8)
                                              ------------  ------------  ------------  ------------   ------------  ------------
Change in Funds Under Management                     28.3          27.9          54.0          14.4             .8         (17.9)
Beginning Balance                                 1,564.0       1,510.0       1,510.0       1,495.6        1,494.8       1,512.7
                                              ------------  ------------  ------------  ------------   ------------  ------------
Ending Fund Balance                               1,592.3       1,537.9       1,564.0       1,510.0        1,495.6       1,494.8
                                              ============  ============  ============  ============   ============  ============

LIFE INSURANCE IN FORCE                       $  13,725.6   $  11,763.7   $  12,830.3   $  10,476.7    $   9,465.6   $   9,644.2
                                              ============  ============  ============  ============   ============  ============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2004 (unaudited)
($ in millions)

PRE-TAX INCOME                                               2003                                            2004
                                    ------------------------------------------------------  ----------------------------------------
Quarter ended                          March          June       September     December        March         June        September
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------

Fees                                 $      4.0    $      2.9    $      4.6    $      5.8    $      4.5    $      4.8    $      5.0
Cost of Insurance                          18.8          19.3          19.7          21.0          21.6          22.5          22.8
Interest Earned                            24.7          24.6          24.5          24.4          24.0          25.9          24.4
Surrender Charges                            .7            .6            .6            .6            .7           1.1            .5
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total Revenues                             48.2          47.4          49.4          51.8          50.8          54.3          52.7
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------

Net Death Benefits and Supplemental
  Benefits                                 12.3           9.2          14.0          15.7          19.3          12.3          13.1
Incurred Expenses                          11.0          12.3          11.6          11.1          10.4          12.1          12.8
Interest Credited                          20.2          20.3          18.4          19.1          19.2          19.0          18.1
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total Expenses                             43.5          41.8          43.9          45.9          48.9          43.4          44.0
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------

Pre-tax Income                              4.7           5.6           5.5           5.9           1.9          10.9           8.7
                                    ============  ============  ============  ============  ============  ============  ============

                                    ------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                 6.2           4.3           6.9          10.8           6.9           6.2           4.0
Controllable Expenses                      16.0          18.6          17.9          22.5          17.1          15.5          14.4
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total Current Expenses                     22.2          22.8          24.8          33.4          24.0          21.7          18.4
Acquisition Cost Deferred                 (15.3)        (15.0)        (18.2)        (26.4)        (17.7)        (14.5)        (11.9)
Acquisition Cost Amortized                  4.1           4.5           5.0           4.1           4.1           4.9           6.3
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------

Incurred Expenses                          11.0          12.3          11.6          11.1          10.4          12.1          12.8
                                    ============  ============  ============  ============  ============  ============  ============

                                    ------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                   45.6          41.2          56.3          74.7          54.7          55.7          56.2
Surrenders                                (30.9)        (27.3)        (27.6)        (32.8)        (31.9)        (37.0)        (27.7)
Deaths                                     (5.9)         (3.1)         (5.6)         (4.8)         (3.3)         (3.7)         (7.5)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net Sales                                   8.8          10.8          23.1          37.1          19.5          15.0          21.0
Interest Credited                          20.2          20.3          18.4          19.1          19.1          19.0          18.1
Fees                                       (5.5)         (4.2)         (6.1)         (9.1)         (5.4)         (5.8)         (5.3)
Cost of Insurance                         (18.8)        (19.3)        (19.8)        (21.0)        (21.6)        (22.5)        (22.8)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Change in Funds Under Management            4.7           7.6          15.6          26.1          11.6           5.7          11.0
Beginning Balance                       1,510.0       1,514.7       1,522.3       1,537.9       1,564.0       1,575.6       1,581.3
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Ending Fund Balance                     1,514.7       1,522.3       1,537.9       1,564.0       1,575.6       1,581.3       1,592.3
                                    ============  ============  ============  ============  ============  ============  ============

LIFE INSURANCE IN FORCE              $ 10,914.9    $ 11,270.5    $ 11,763.7    $ 12,830.3    $ 13,195.6    $ 13,431.3    $ 13,725.6
                                    ============  ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2004 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                     YTD September                             December 31,
                                                  -------------------------  ------------------------------------------------------
                                                     2004          2003          2003          2002          2001          2000
                                                  -----------  ------------  ------------  ------------  ------------  ------------
WHOLESALER CHANNEL
Variable Universal Life                            $    12.6    $     19.0    $     30.1    $     62.5    $     53.8    $     61.1
Universal Life/Interest Sensitive                       34.0          36.8          67.5          36.9          14.5           8.0
Term Life                                               11.2          14.0          19.2          15.1          11.4          14.6
Participating Whole Life                                                .6            .6           4.8           9.7          22.6
                                                  -----------  ------------  ------------  ------------  ------------  ------------
Life Insurance Annualized Premium (1)                   57.8          70.4         117.4         119.3          89.4         106.3
                                                  ===========  ============  ============  ============  ============  ============

Variable Universal Life                                  7.0          14.4          20.1          25.1          49.7          46.2
Universal Life/Interest Sensitive                       38.8          35.8          61.6          29.9          14.5           1.8
Participating Whole Life                                                                            .8           2.4           5.4
                                                  -----------  ------------  ------------  ------------  ------------  ------------
Life Insurance Single Premium                           45.8          50.2          81.7          55.8          66.6          53.4
                                                  ===========  ============  ============  ============  ============  ============

Variable Universal Life                                 19.7          33.4          50.1          87.6         103.5         107.3
Universal Life/Interest Sensitive                       72.8          72.7         129.2          66.8          29.0           9.8
Term Life                                               11.2          14.0          19.2          15.1          11.4          14.6
Participating Whole Life                                                .6            .6           5.6          12.1          28.0
                                                  -----------  ------------  ------------  ------------  ------------  ------------
Total Wholesaler Life Insurance Premium (2)            103.7         120.7         199.2         175.1         156.0         159.7
                                                  ===========  ============  ============  ============  ============  ============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS

Variable Universal Life (annualized and single)         34.9         123.8         149.5         222.5          83.7          34.9
Annuity                                                140.7         372.2         394.9         142.6         164.0         109.6
                                                  -----------  ------------  ------------  ------------  ------------  ------------
Total Private Placement Life and Annuity Deposits      175.6         496.0         544.4         365.1         247.7         144.5
                                                  ===========  ============  ============  ============  ============  ============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT           $ 1,788.6    $  1,385.3    $  1,535.5    $    864.7    $    494.1    $    290.0
                                                  ===========  ============  ============  ============  ============  ============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2004 (unaudited)
($ in millions)

LIFE INSURANCE SALES

Quarters ended                                                         2003                                      2004
                                                  ----------------------------------------------- ----------------------------------
                                                     March       June      September   December     March        June     September
                                                  ----------- ----------- ----------- ----------- ---------- ----------- -----------
WHOLESALER CHANNEL
Variable Universal Life                            $     6.3   $     7.0   $     5.7   $    11.1   $    4.5   $     5.0   $     3.1
Universal Life/Interest Sensitive                       11.9        10.8        14.1        30.7       13.1        10.5        10.4
Term Life                                                4.5         4.8         4.8         5.2        3.9         4.0         3.3
Participating Whole Life                                  .6
                                                  ----------- ----------- ----------- ----------- ---------- ----------- -----------
Life Insurance Annualized Premium (1)                   23.3        22.6        24.6        47.0       21.5        19.5        16.8
                                                  =========== =========== =========== =========== ========== =========== ===========

Variable Universal Life                                  4.1         7.1         3.2         5.6        2.5         2.6         2.0
Universal Life/Interest Sensitive                        7.2         8.3        20.3        25.8       11.1        14.4        13.3
                                                  ----------- ----------- ----------- ----------- ---------- ----------- -----------
Life Insurance Single Premium                           11.3        15.4        23.5        31.4       13.6        17.0        15.3
                                                  =========== =========== =========== =========== ========== =========== ===========

Variable Universal Life                                 10.4        14.1         8.9        16.7        7.0         7.5         5.1
Universal Life/Interest Sensitive                       19.1        19.1        34.4        56.5       24.2        25.0        23.7
Term Life                                                4.5         4.8         4.8         5.2        3.9         4.0         3.3
Participating Whole Life                                  .6
                                                  ----------- ----------- ----------- ----------- ---------- ----------- -----------
Total Wholesaler Life Insurance Premium            $    34.6   $    38.0   $    48.1   $    78.4   $   35.1   $    36.5   $    32.1
                                                  =========== =========== =========== =========== ========== =========== ===========

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)         19.7        13.8        90.3        25.7       17.4        14.5         3.0
Annuity                                                 24.5       119.9       227.8        22.8       28.8        70.9        41.0
                                                  ----------- ----------- ----------- ----------- ---------- ----------- -----------
Total Private Placement Life and Annuity Deposits  $    44.2   $   133.7   $   318.1   $    48.5   $   46.2   $    85.4   $    44.0
                                                  =========== =========== =========== =========== ========== =========== ===========

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT           $   946.0   $ 1,091.3   $ 1,385.3   $ 1,535.5   $1,642.8   $ 1,720.2   $ 1,788.6
                                                  =========== =========== =========== =========== ========== =========== ===========

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2004 (unaudited)
($ in millions)

                                                   YTD September                                 December 31,
                                            --------------------------    ---------------------------------------------------------
                                               2004           2003            2003           2002           2001           2000
                                            -----------   ------------    ------------   ------------   ------------   ------------
PRE-TAX INCOME
Fees                                         $    47.1     $     41.2      $     56.9     $     57.1     $     64.6     $     78.2
Interest Earned                                  108.3          104.1           139.4           98.3           40.3           16.3
Surrender Charges                                  4.6            4.8             7.4            6.6            3.9            5.1
                                            -----------   ------------    ------------   ------------   ------------   ------------
Total Revenues                                   160.0          150.1           203.7          162.0          108.8           99.6
                                            -----------   ------------    ------------   ------------   ------------   ------------

Policy Benefits and Change in Reserves
Mortality Cost                                     7.0            4.6             4.3           10.9            4.3            3.0
Incurred Expenses                                 56.2           57.4            77.3           79.8           54.4           77.3
Interest Credited                                 87.1           94.4           126.2           92.0           39.2           15.1
                                            -----------   ------------    ------------   ------------   ------------   ------------
Total Expenses                                   150.3          156.4           207.8          182.7           97.9           95.4
                                            -----------   ------------    ------------   ------------   ------------   ------------

Pre-tax  Income (Loss)                             9.7           (6.3)           (4.1)         (20.7)          10.9            4.2
                                            ===========   ============    ============   ============   ============   ============

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                           32.8           39.8            51.1           81.3           44.0           29.2
Controllable Expenses                             38.3           49.1            65.3           66.5           75.2           54.1
                                            -----------   ------------    ------------   ------------   ------------   ------------
Total Current Expenses                            71.1           88.9           116.4          147.8          119.2           83.2
Acquisition Cost Deferred                        (35.6)         (53.4)          (65.5)        (102.9)         (83.8)         (43.0)
Acquisition Cost Amortized                        20.7           21.9            26.4           34.9           19.0           37.0
                                            -----------   ------------    ------------   ------------   ------------   ------------

Incurred Expenses                            $    56.2     $     57.4      $     77.3     $     79.8     $     54.4     $     77.3
                                            ===========   ============    ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2004 (unaudited)
($ in millions)

PRE-TAX INCOME
Quarters ended                                                     2003                                       2004
                                           -------------------------------------------------  ------------------------------------
                                             March         June      September     December     March         June      September
                                           ----------   ----------   ----------   ----------  ----------   ----------   ----------
Fees                                         $  12.8      $  13.3      $  15.0      $  15.7     $  15.5      $  15.7      $  15.9
Interest Earned                                 34.1         34.1         35.9         35.4        35.4         35.3         37.6
Surrender Charges                                1.5          1.4          1.8          2.6         1.1          1.4          2.1
                                           ----------   ----------   ----------   ----------  ----------   ----------   ----------
Total Revenues                                  48.4         48.8         52.7         53.7        52.0         52.3         55.6
                                           ----------   ----------   ----------   ----------  ----------   ----------   ----------

Policy Benefits and Change in Reserves
Mortality Cost                                   2.8                       1.8          (.3)         .9          2.4          3.6
Incurred Expenses                               19.4         20.0         17.9         19.9        20.6         15.8         19.8
Interest Credited                               31.5         30.2         32.7         31.9        27.7         30.2         29.2
                                           ----------   ----------   ----------   ----------  ----------   ----------   ----------
Total Expenses                                  53.7         50.2         52.4         51.5        49.2         48.4         52.6
                                           ----------   ----------   ----------   ----------  ----------   ----------   ----------

Pre-tax Income (Loss)                           (5.3)        (1.4)          .3          2.2         2.8          3.9          3.0
                                           ==========   ==========   ==========   ==========  ==========   ==========   ==========

----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                         16.7         11.6         11.5         11.3        12.6         10.3          9.9
Controllable Expenses                           18.0         16.3         14.8         16.2        15.9         12.5          9.9
                                           ----------   ----------   ----------   ----------  ----------   ----------   ----------
Total Current Expenses                          34.7         27.9         26.3         27.5        28.5         22.8         19.8
Acquisition Cost Deferred                      (24.7)       (14.0)       (14.7)       (12.2)      (15.0)       (12.7)        (7.9)
Acquisition Cost Amortized                       9.4          6.1          6.3          4.6         7.1          5.7          7.9
                                           ----------   ----------   ----------   ----------  ----------   ----------   ----------

Incurred Expenses                            $  19.4      $  20.0      $  17.9      $  19.9     $  20.6      $  15.8      $  19.8
                                           ==========   ==========   ==========   ==========  ==========   ==========   ==========

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Third Quarter 2004 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                      YTD September                            December 31,
                                                     -------------------------   ---------------------------------------------------
                                                         2004         2003           2003         2002         2001         2000
                                                     ------------ ------------   ------------ ------------ ------------ ------------
Annuities
Deposits                                               $   564.7    $ 1,255.2      $ 1,428.1    $ 2,258.4    $ 1,492.9    $   687.0
Surrenders                                                (577.2)      (641.3)        (854.9)      (736.7)      (482.3)      (608.5)
                                                     ------------ ------------   ------------ ------------ ------------ ------------
Net Sales                                                  (12.5)       613.9          573.2      1,521.7      1,010.6         78.5
Performance and Interest Credited                          234.2        511.7          865.3       (338.0)      (563.1)      (415.2)
Fees                                                       (44.4)       (41.3)         (57.7)       (58.8)       (67.3)       (78.2)
Deaths                                                     (63.6)       (52.3)         (70.4)       (40.6)       (34.3)       (24.9)
                                                     ------------ ------------   ------------ ------------ ------------ ------------
Change in Funds Under Management                           113.7      1,032.0        1,310.4      1,084.3        345.9       (439.8)
Beginning Balance                                        7,143.8      5,833.4        5,833.4      4,749.1      4,403.2      4,843.0
                                                     ------------ ------------   ------------ ------------ ------------ ------------
Ending Balance                                         $ 7,257.5    $ 6,865.4      $ 7,143.8    $ 5,833.4    $ 4,749.1    $ 4,403.2
                                                     ============ ============   ============ ============ ============ ============


VA Funds in Guaranteed Interest Accounts (1)           $ 1,960.5    $ 2,155.5      $ 2,067.4    $ 2,159.3    $   955.0    $   333.5
                                                     ============ ============   ============ ============ ============ ============

Fixed Annuities  (1) (2)                               $ 1,048.0    $ 1,055.7      $ 1,056.9    $   737.2    $   267.3
                                                     ============ ============   ============ ============ ============


(1) Amounts are included in the annuities funds under management table above.
(2) Comparable data is not available for 2000.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Third Quarter 2004 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                          2003                                           2004
                                         ---------------------------------------------------  --------------------------------------
Quarters ended                              March         June       September    December        March        June       September
                                         ------------ ------------ ------------ ------------  ------------ ------------ ------------
Annuities
Deposits                                   $   425.7    $   377.4    $   452.1    $   172.9     $   215.0    $   208.9    $   140.8
Surrenders                                    (231.6)      (195.1)      (214.6)      (213.6)       (195.4)      (171.3)      (210.5)
                                         ------------ ------------ ------------ ------------  ------------ ------------ ------------
Net Sales                                      194.1        182.3        237.5        (40.7)         19.6         37.6        (69.7)
Performance and Interest Credited               20.2        351.4        140.1        353.6         211.2         18.0          5.0
Fees                                           (11.5)       (15.4)       (14.4)       (16.4)        (15.3)       (14.0)       (15.1)
Deaths                                         (22.6)       (13.0)       (16.7)       (18.1)        (23.2)       (21.8)       (18.6)
                                         ------------ ------------ ------------ ------------  ------------ ------------ ------------
Change in Funds Under Management               180.2        505.3        346.5        278.4         192.3         19.8        (98.4)
Beginning Balance                            5,833.4      6,013.6      6,518.9      6,865.4       7,143.8      7,336.1      7,355.9
                                         ------------ ------------ ------------ ------------  ------------ ------------ ------------
Ending Balance                             $ 6,013.6    $ 6,518.9    $ 6,865.4    $ 7,143.8     $ 7,336.1    $ 7,355.9    $ 7,257.5
                                         ============ ============ ============ ============  ============ ============ ============

VA Funds in Guaranteed Interest
   Accounts (1)                            $ 2,224.8    $ 2,210.5    $ 2,155.5    $ 2,067.4     $ 2,000.4    $ 1,974.2    $ 1,960.5
                                         ============ ============ ============ ============  ============ ============ ============

Fixed Annuities  (1)                       $   921.4    $ 1,002.2    $ 1,055.7    $ 1,056.9     $ 1,055.0    $ 1,047.9    $ 1,048.0
                                         ============ ============ ============ ============  ============ ============ ============


(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2004 (unaudited)
($ in millions)

                                                               YTD September                          December 31,
                                                        --------------------------- ------------------------------------------------
                                                            2004          2003         2003         2002        2001        2000
                                                        ------------- ------------- -----------  ----------- ----------- -----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                  $     332.1   $     323.5   $   329.3    $   310.4   $   252.8   $   211.4
Universal Life                                                 247.5         196.7       219.2        163.1       134.7       127.4
Variable Annuities                                             302.7         288.9       289.0        264.9       211.4       147.0
Fixed Annuities                                                 46.4          37.2        45.2         26.3         0.4
Participating                                                  544.5         551.2       551.0        554.6       517.4       554.8
Other                                                           35.6          26.4        28.1         21.2        17.5        17.4
Adjustment for Unrealized Gains and Losses                     (80.1)        (88.2)      (94.1)      (106.4)      (10.5)      (39.0)
                                                        ------------- ------------- -----------  ----------- ----------- -----------
Total                                                    $   1,428.7   $   1,335.7   $ 1,367.7    $ 1,234.1   $ 1,123.7   $ 1,019.0
                                                        ============= ============= ===========  =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH
   BENEFITS (1)
Death Benefit in Excess of Fund Value                    $     576.4   $     797.0   $   616.9    $ 1,148.4
Death Benefit in Excess of Fund Value,
   Net of Reinsurance                                          173.8         161.1       183.0        234.9
Statutory Reserve, Net of Reinsurance                           18.5          19.2        17.3         15.8
GAAP Reserve, Net of Reinsurance                                10.3           8.1         7.8          8.7
                                                        =============

(1) Comparable data is not available for 2000 and 2001.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2004 (unaudited)
($ in millions)

                                                                 2003                                           2004
                                         ----------------------------------------------------  -------------------------------------
Quarters ended                               March        June      September      December       March         June     September
                                         ------------ ------------ ------------ -------------  ----------- ------------ ------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                   $    310.9   $    315.4   $    323.5   $     329.3    $   330.8   $    332.4   $    332.1
Universal Life                                 172.6        183.4        196.7         219.2        232.3        241.9        247.5
Variable Annuities                             271.2        277.5        288.9         289.0        296.3        302.4        302.7
Fixed Annuities                                 35.3         36.8         37.2          45.2         45.9         46.8         46.4
Participating                                  556.4        549.9        551.2         551.0        550.3        549.1        544.5
Other                                           22.6         24.4         26.4          28.1         30.6         33.1         35.6
Adjustment for Unrealized Investment
   Gains and Losses                            (99.0)      (139.4)       (88.2)        (94.1)      (127.7)       (40.4)       (80.1)
                                         ------------ ------------ ------------ -------------  ----------- ------------ ------------
Total                                     $  1,270.0   $  1,248.0   $  1,335.7   $   1,367.7    $ 1,358.5   $  1,465.2   $  1,428.7
                                         ============ ============ ============ =============  =========== ============ ============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
   DEATH BENEFITS
Death Benefit in Excess of Fund Value     $  1,188.4   $    898.6   $    797.0       $ 616.9    $   564.4   $    552.0   $    576.4
Death Benefit in Excess of Fund Value,
   Net of Reinsurance                          242.3        178.7        161.1         183.0        166.4        163.2        173.8
Statutory Reserve, Net of Reinsurance           16.1         12.9         19.2          17.3         16.5         17.1         18.5
GAAP Reserve, Net of Reinsurance                 9.2          7.9          8.1           7.8          6.9          7.7         10.3
                                         ============ ============ ============ =============  =========== ============ ============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                       YTD September                                December 31,
                                             ---------------------------   ---------------------------------------------------------
                                                 2004           2003           2003           2002           2001           2000
                                             ------------   ------------   ------------   ------------   ------------   ------------
Investment Management Fees                    $    164.3     $    145.5     $    205.5     $    219.2     $    211.9     $    270.5
Mutual Funds - Ancillary Fees (1)                   28.6           26.0           35.5           38.7           47.1           64.3
Other Revenue                                        6.4            6.5            9.3           10.2           12.9            8.8
                                             ------------   ------------   ------------   ------------   ------------   ------------
Total Revenues                                     199.3          178.0          250.3          268.1          271.9          343.6
                                             ------------   ------------   ------------   ------------   ------------   ------------

Employment Expenses                                 98.8           96.0          129.6          134.9          123.3          129.4
Other Operating Expenses (1)                        65.8           66.0           86.7           93.4          103.0          108.2
Amortization of Intangibles                         25.1           24.9           33.2           32.5           49.0           31.8
Intangible Asset Impairments                                                                     66.3
                                             ------------   ------------   ------------   ------------   ------------   ------------
Total Operating Expenses                           189.7          186.9          249.5          327.1          275.3          269.4
                                             ------------   ------------   ------------   ------------   ------------   ------------

Management Income (Loss)                             9.6           (8.9)            .8          (59.0)          (3.4)          74.2
Other Income (Expense) - Net                         1.1            1.9            2.5            1.0            1.6            3.7
Minority Interest                                  (10.5)          (7.6)         (12.0)         (11.9)          (6.9)         (16.5)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Segment Income (Loss), before income taxes            .2          (14.6)          (8.7)         (69.9)          (8.7)          61.4
Applicable Income taxes (Benefit)                     .4           (5.6)          (3.3)          (6.0)           2.6           32.0
                                             ------------   ------------   ------------   ------------   ------------   ------------
Segment Income (Loss)                         $      (.2)    $     (9.0)    $     (5.4)    $    (63.9)    $    (11.3)    $     29.4
                                             ============   ============   ============   ============   ============   ============


(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                               2003                                               2004
                                   ------------------------------------------------------  ---------------------------------------
Quarters ended                       March           June        September     December       March         June        September
                                   ------------  ------------  ------------  ------------  -----------  ------------  ------------
Investment Management Fees          $     46.6    $     47.3    $     51.5    $     59.9    $    57.3    $     54.4    $     52.6
Mutual Funds - Ancillary Fees (1)          8.2           8.6           9.2           9.5          9.7           9.5           9.4
Other Revenue                              1.6           2.2           2.7           2.8          2.8           2.2           1.4
                                   ------------  ------------  ------------  ------------  -----------  ------------  ------------
Total Revenues                            56.4          58.1          63.4          72.2         69.8          66.1          63.4
                                   ------------  ------------  ------------  ------------  -----------  ------------  ------------

Employment Expenses                       29.3          33.2          33.5          33.6         34.8          32.6          31.3
Other Operating Expenses (1)              22.6          20.9          22.4          20.6         23.3          22.0          20.6
Amortization of Intangibles                8.4           8.2           8.3           8.3          8.3           8.3           8.5
                                   ------------  ------------  ------------  ------------  -----------  ------------  ------------
Total Operating Expenses                  60.3          62.3          64.2          62.5         66.4          62.9          60.4
                                   ------------  ------------  ------------  ------------  -----------  ------------  ------------

Management Income (Loss)                  (3.9)         (4.2)          (.8)          9.7          3.4           3.2           3.0
Other Income (Expense) - Net                .9            .4            .6            .6           .4            .3            .3
Minority Interest                         (2.8)         (1.9)         (2.9)         (4.4)        (3.7)         (3.4)         (3.3)
                                   ------------  ------------  ------------  ------------  -----------  ------------  ------------
Segment Income (Loss), before
  income taxes                            (5.8)         (5.7)         (3.1)          5.9           .1            .1
Applicable Income Taxes
  (Benefit)                               (2.1)         (2.3)         (1.2)          2.3           .4
                                   ------------  ------------  ------------  ------------  -----------  ------------  ------------
Segment Income (Loss)               $     (3.7)   $     (3.4)   $     (1.9)   $      3.6    $     (.3)   $       .1    $
                                   ============  ============  ============  ============  ===========  ============  ============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2004 (unaudited)
($ in millions)

                                                     YTD September                               December 31,
                                             ---------------------------   --------------------------------------------------------
                                                 2004           2003           2003          2002           2001           2000
                                             ------------   ------------   ------------   -----------   ------------   ------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                       $  1,753.7     $  1,645.8     $  2,268.3     $ 4,421.1      $ 2,721.8      $ 3,869.4
Outflows                                        (3,265.3)      (1,860.4)      (2,656.6)     (2,716.4)      (2,546.4)      (1,619.7)
                                             ------------   ------------   ------------   -----------   ------------   ------------
Net Flows                                       (1,511.6)        (214.6)        (388.3)      1,704.7          175.4        2,249.6
Performance                                       (261.5)         685.7        1,537.5      (3,278.2)      (3,545.8)      (2,858.9)
Other                                                                                        1,330.0                       1,700.0
Acquisitions (Divestitures)                                                                  5,914.3          748.6
                                             ------------   ------------   ------------   -----------   ------------   ------------
Change in Assets Under Management               (1,773.1)         471.1        1,149.2       5,670.8       (2,621.8)       1,090.7
Beginning Balance                               15,658.4       14,509.2       14,509.2       8,838.4       11,460.2       10,369.5
                                             ------------   ------------   ------------   -----------   ------------   ------------
Ending Balance                                  13,885.3       14,980.3       15,658.4      14,509.2        8,838.4       11,460.2
                                             ------------   ------------   ------------   -----------   ------------   ------------

MUTUAL FUNDS: (1)
Inflows                                          1,323.6        1,312.2        1,744.8       1,513.1        1,660.1        2,068.6
Outflows                                        (1,693.4)      (1,473.5)      (2,039.8)     (2,379.2)      (2,449.9)      (3,079.9)
                                             ------------   ------------   ------------   -----------   ------------   ------------
Net Flows                                         (369.8)        (161.3)        (295.0)       (866.1)        (789.8)      (1,011.3)
Performance                                         48.9        1,181.9        1,946.3      (2,406.0)      (2,985.3)      (1,629.9)
Other                                               (4.1)        (139.6)        (182.2)       (153.7)        (148.9)        (412.2)
Acquisitions (Divestitures)

                                             ------------   ------------   ------------   -----------   ------------   ------------
Change in Assets Under Management                 (325.0)         881.0        1,469.1      (3,425.8)      (3,924.0)      (3,053.4)
Beginning Balance                               13,735.6       12,266.5       12,266.5      15,692.3       19,616.3       22,669.7
                                             ------------   ------------   ------------   -----------   ------------   ------------
Ending Balance                                  13,410.6       13,147.5       13,735.6      12,266.5       15,692.3       19,616.3
                                             ------------   ------------   ------------   -----------   ------------   ------------

INSTITUTIONAL PRODUCTS: (1)
Inflows                                          2,349.2        2,288.8        2,974.7       4,312.6        4,989.2        5,572.5
Outflows                                        (4,462.8)      (2,438.2)      (3,452.2)     (4,480.0)      (3,766.9)      (7,023.7)
                                             ------------   ------------   ------------   -----------   ------------   ------------
Net Flows                                       (2,113.6)        (149.4)        (477.5)       (167.4)       1,222.3       (1,451.2)
Performance                                        231.9        1,454.4        2,304.3      (2,178.9)        (723.4)         631.8
Other                                               40.4          (17.2)         (19.9)     (1,294.6)         272.6       (2,031.9)
Acquisitions (Divestitures)                                                                  1,507.7          105.9       (3,336.0)
                                             ------------   ------------   ------------   -----------   ------------   ------------
Change in Assets Under Management               (1,841.3)       1,287.8        1,806.9      (2,133.2)         877.4       (6,187.3)
Beginning Balance                               16,866.5       15,059.6       15,059.6      17,192.8       16,315.4       22,502.7
                                             ------------   ------------   ------------   -----------   ------------   ------------
Ending Balance                                  15,025.2       16,347.4       16,866.5      15,059.6       17,192.8       16,315.4
                                             ------------   ------------   ------------   -----------   ------------   ------------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL
  PRODUCTS: (1)
Inflows                                          5,426.5        5,246.8        6,987.8      10,246.8        9,371.1       11,510.4
Outflows                                        (9,421.5)      (5,772.1)      (8,148.6)     (9,575.6)      (8,763.2)     (11,723.3)
                                             ------------   ------------   ------------   -----------   ------------   ------------
Net Flows                                       (3,995.0)        (525.3)      (1,160.8)        671.2          607.9         (212.9)
Performance                                         19.3        3,322.0        5,788.1      (7,863.1)      (7,254.5)      (3,857.0)
Other                                               36.3         (156.8)        (202.1)       (118.3)         123.7         (744.1)
Acquisitions (Divestitures)                                                                  7,422.0          854.5       (3,336.0)
                                             ------------   ------------   ------------   -----------   ------------   ------------
Change in Assets Under Management               (3,939.4)       2,639.9        4,425.2         111.8       (5,668.4)      (8,150.0)
Beginning Balance                               46,260.5       41,835.3       41,835.3      41,723.5       47,391.9       55,541.9
                                             ------------   ------------   ------------   -----------   ------------   ------------
Ending Balance                                $ 42,321.1     $ 44,475.2     $ 46,260.5    $ 41,835.3     $ 41,723.5     $ 47,391.9
                                             ============   ============   ============   ===========   ============   ============


Variable Product Change in Assets Under
  Management included in Mutual Funds above   $    (33.0)    $    102.7     $    200.4    $   (686.5)    $   (734.7)    $   (634.6)
                                             ============   ============   ============   ===========   ============   ============

(1) Effective in 2004 closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2004 (unaudited)
($ in millions)

                                                     2003                                                    2004
                                   ------------------------------------------------------  -----------------------------------------
Quarters ended                         March         June        September     December        March         June         September
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                             $    568.7    $    551.3    $    525.8    $    622.5    $    649.8    $    457.8    $     646.2
Outflows                                (688.4)       (612.6)       (559.4)        796.2        (927.3)     (1,162.9)      (1,175.1)
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Net Flows                               (119.7)        (61.3)        (33.6)       (173.7)       (277.5)       (705.1)        (528.9)
Performance                             (895.1)      1,341.4         239.4         851.8         315.9         131.1         (708.6)
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Change in Assets Under Management     (1,014.8)      1,280.1         205.8         678.1          38.4        (574.0)      (1,237.4)
Beginning Balance                     14,509.2      13,494.4      14,774.5      14,980.3      15,658.4      15,696.8       15,122.8
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Ending Balance                        13,494.4      14,774.5      14,980.3      15,658.4      15,696.8      15,122.8       13,885.3
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------

MUTUAL FUNDS: (1)
Inflows                                  341.3         431.2         539.7         432.6         611.9         367.4          344.2
Outflows                                (452.5)       (457.3)       (563.7)       (566.4)       (573.1)       (650.8)        (469.5)
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Net Flows                               (111.2)        (26.1)        (24.0)       (133.8)         38.8        (283.4)        (125.3)
Performance                             (219.3)      1,152.5         248.7         764.5         347.9        (276.8)         (22.1)
Other                                    (74.3)        (67.7)          2.4         (42.6)        (57.6)         27.9           25.6
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Change in Assets Under Management       (404.8)      1,058.7         227.1         588.1         329.1        (532.3)        (121.8)
Beginning Balance                     12,266.5      11,861.7      12,920.4      13,147.5      13,735.6      14,064.7       13,532.4
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Ending Balance                        11,861.7      12,920.4      13,147.5      13,735.6      14,064.7      13,532.4       13,410.6
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------

INSTITUTIONAL PRODUCTS: (1)
Inflows                                  793.8         918.2         576.8         685.9         597.4         932.9          818.9
Outflows                                (640.9)     (1,075.1)       (722.2)     (1,014.0)       (798.5)     (2,735.6)        (928.7)
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Net Flows                                152.9        (156.9)       (145.4)       (328.1)       (201.1)     (1,802.7)        (109.8)
Performance                             (276.6)      1,274.0         457.0         849.9         235.4        (161.2)         157.7
Other                                                   (1.7)        (15.5)         (2.7)         (6.3)         56.6           (9.9)
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Change in Assets Under Management       (123.7)      1,115.4         296.1         519.1          28.0      (1,907.3)          38.0
Beginning Balance                     15,059.6      14,935.9      16,051.3      16,347.4      16,866.5      16,894.5       14,987.2
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Ending Balance                        14,935.9      16,051.3      16,347.4      16,866.5      16,894.5      14,987.2       15,025.2
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------

TOTAL PRIVATE CLIENT AND
  INSTITUTIONAL PRODUCTS: (1)
Inflows                                1,703.8       1,900.7       1,642.3       1,741.0       1,859.1       1,758.1        1,809.3
Outflows                              (1,781.8)     (2,145.0)     (1,845.3)     (2,376.6)     (2,298.9)     (4,549.3)      (2,573.3)
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Net Flows                                (78.0)       (244.3)       (203.0)       (635.6)       (439.8)     (2,791.2)        (764.0)
Performance                           (1,391.0)      3,767.9         945.1       2,466.2         899.2        (306.9)        (573.0)
Other                                    (74.3)        (69.4)        (13.1)        (45.3)        (63.9)         84.5           15.7
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Change in Assets Under Management     (1,543.3)      3,454.2         729.0       1,785.3         395.5      (3,013.6)      (1,321.3)
Beginning Balance                     41,835.3      40,292.0      43,746.2      44,475.2      46,260.5      46,656.0       43,642.4
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
Ending Balance                      $ 40,292.0    $ 43,746.2    $ 44,475.2    $ 46,260.5    $ 46,656.0    $ 43,642.4     $ 42,321.1
                                   ============  ============  ============  ============  ============  ============  =============

Variable Product Change in Assets
  Under Management included in
  Mutual Funds above                $   (106.4)   $    155.1    $     54.0    $     97.7    $     10.8    $     (4.9)   $     (39.0)
                                   ============  ============  ============  ============  ============  ============  =============


(1) Effective in 2004 closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Third Quarter 2004 (unaudited)
($ in millions)

                                                          YTD September                              December 31,
                                                    -------------------------   ----------------------------------------------------
                                                        2004         2003            2003         2002         2001         2000
                                                    ------------ ------------   ------------- ------------ ------------ ------------
SEGMENT INCOME
Operating Loss                                       $     (1.9)  $     (5.3)     $     (5.8)  $     (7.4)  $     (7.3)  $     (7.8)
Realized Gains (Losses) on Cash and
  Stock Distributions                                       4.4          1.0             4.9         (4.7)        26.2        222.2
Change in Unrealized Gains on
  Investments Held in Partnerships                          9.6         39.1            37.1        (47.2)      (178.5)        62.9
                                                    ------------ ------------    ------------ ------------ ------------ ------------
Equity in Partnership Earnings,
  before income taxes                                      12.1         34.8            36.2        (59.3)      (159.6)       277.3
Applicable Income Taxes (Benefit)                           4.2         12.2            12.7        (20.7)       (55.9)        97.1
                                                    ------------ ------------    ------------ ------------ ------------ ------------
Segment Income (Loss)                                       7.9         22.6            23.5        (38.6)      (103.7)       180.2
                                                    ============ ============    ============ ============ ============ ============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                           29.0         27.5            31.0         42.2         47.0         97.0
Equity In Earnings of Partnerships                         12.1         34.9            36.2        (59.3)      (159.6)       277.3
Distributions                                             (39.5)       (21.1)          (32.2)       (41.8)       (63.0)      (245.1)
Sale of Partnership Interests and
  Transfer to Closed Block                                             (52.2)          (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                               (14.3)          (14.3)        (5.0)
                                                    ------------ ------------    ------------ ------------ ------------ ------------
Change in Venture Capital Investments                       1.6        (25.3)          (31.5)       (63.9)      (175.6)       129.2
Beginning Balance                                         196.3        227.8           227.8        291.7        467.3        338.1
                                                    ------------ ------------    ------------ ------------ ------------ ------------
Ending Balance                                            197.9        202.5           196.3        227.8        291.7        467.3
                                                    ============ ============    ============ ============ ============ ============

------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                                 24.6         37.3            36.8         25.0         41.3
Telecom                                                     6.8         12.2            13.3         10.2         19.1
Biotech                                                     7.9         15.8            16.3         11.1         14.1
Healthcare                                                  6.3          7.8             8.2          9.2         10.7
Consumer and Business Products and Services                32.1         27.8            29.6         45.9         46.6
Financial Services                                         20.9         29.2            28.5         28.1         30.3
Other                                                      59.1         42.1            44.9         50.6         57.8
                                                    ------------ ------------    ------------ ------------ ------------
Total Private Holdings                                    157.7        172.2           177.6        180.1        219.9
Public Holdings                                            14.8         18.1            11.3         23.0         39.8
Cash and Cash Equivalents                                   8.6         10.8             5.5         21.6         22.5
Other                                                      16.8          1.4             1.9          3.1          9.5
                                                    ------------ ------------    ------------ ------------ ------------
Total                                                $    197.9   $    202.5      $    196.3   $    227.8   $    291.7
                                                    ============ ============    ============ ============ ============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Third Quarter 2004 (unaudited)
($ in millions)

                                                                         2003                                     2004
                                                     -------------------------------------------    --------------------------------
Quarters ended                                         March       June    September   December       March       June    September
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
SEGMENT INCOME
Operating Loss                                        $    (.9)  $   (2.6)  $   (1.8)  $    (.5)     $    (.7)  $   (1.4)  $     .2
Realized Gains (Losses) on Cash and
  Stock Distributions                                     (6.2)       1.0        6.2        3.7          (3.4)       2.4        5.4
Change in Unrealized Gains on
  Investments Held in Partnerships                        31.0        7.4         .7       (1.9)         15.7        3.4       (9.5)
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
Equity in Partnership Earnings,
  before income taxes                                     23.9        5.8        5.1        1.3          11.6        4.4       (3.9)
Applicable Income Taxes (Benefit)                          8.4        2.0        1.8         .5           4.1        1.6       (1.4)
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
Segment Income (Loss)                                     15.5        3.8        3.3         .8           7.5        2.9       (2.5)
                                                     ========== ========== ========== ==========    ========== ========== ==========

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                          11.6        9.9        6.0        3.5           7.9       12.6        8.5
Equity In Earnings of Partnerships                        23.9        5.8        5.1        1.3          11.6        4.4       (3.9)
Distributions                                             (3.0)      (5.7)     (12.4)     (11.0)        (13.6)     (13.0)     (12.9)
Sale of Partnership Interests and
  Transfer to Closed Block                               (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                 (13.8)       (.5)
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
Change in Venture Capital Investments                    (33.5)       9.5       (1.3)      (6.2)          5.9        4.0       (8.3)
Beginning Balance                                        227.8      194.3      203.8      202.5         196.3      202.2      206.2
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
Ending Balance                                           194.3      203.8      202.5      196.3         202.2      206.2      197.9
                                                     ========== ========== ========== ==========    ========== ========== ==========

------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                                23.5       36.6       37.3       36.8          32.6       27.6       24.6
Telecom                                                    7.4       12.6       12.2       13.3          13.2        7.0        6.8
Biotech                                                    9.8       14.9       15.8       16.3          16.7        8.7        7.9
Healthcare                                                 6.7        8.0        7.8        8.2           7.7        6.6        6.3
Consumer and Business Products and Services               32.0       29.6       27.8       29.6          35.2       35.0       32.1
Financial Services                                        29.7       28.2       29.2       28.5          29.1       22.2       20.9
Other                                                     57.7       34.3       42.1       44.9          53.3       57.6       59.1
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
Total Private Holdings                                   166.8      164.2      172.2      177.6         187.8      164.7      157.7
Public Holdings                                           11.4       15.6       18.1       11.3          12.6       15.4       14.8
Cash and Cash Equivalents                                  9.2        9.2       10.8        5.5           1.4       11.5        8.6
Other                                                      6.9       14.8        1.4        1.9           0.4       14.6       16.8
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
Total                                                $   194.3   $  203.8   $  202.5   $  196.3      $  202.2   $  206.2   $  197.9
                                                     ========== ========== ========== ==========    ========== ========== ==========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                            YTD September                             December 31,
                                                    -------------------------   ----------------------------------------------------
                                                        2004         2003            2003         2002         2001         2000
                                                    ------------ ------------    ------------ ------------ ------------ ------------
Corporate Investment Income                          $       .4   $      2.9      $      4.3   $      1.5   $      7.2   $     36.7
Interest Expense on Indebtedness                          (29.8)       (29.5)          (39.6)       (31.4)       (27.3)       (32.7)
Corporate Expenses                                        (13.3)        (7.8)          (11.0)       (10.4)       (19.9)       (53.5)
International                                               (.1)         (.3)           (1.4)         4.2          7.7         12.1
Other                                                      (1.9)          .3             (.1)        (3.9)        (2.4)       (23.4)
                                                    ------------ ------------    ------------ ------------ ------------ ------------
Segment Loss, before income taxes                         (44.7)       (34.4)          (47.8)       (40.0)       (34.7)       (60.8)
Applicable Income Tax Benefit                             (15.6)       (14.5)          (18.8)       (29.8)       (20.9)       (37.2)
                                                    ------------ ------------    ------------ ------------ ------------ ------------
Segment Loss                                         $    (29.1)  $    (19.9)     $    (29.0)  $    (10.2)  $    (13.8)  $    (23.6)
                                                    ============ ============    ============ ============ ============ ============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                                           2003                                     2004
                                                     -------------------------------------------    --------------------------------
Quarters ended                                         March       June    September   December       March       June    September
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
Corporate Investment Income (Loss)                    $     .5   $     .9   $    1.5   $    1.4      $     .9   $    (.4)  $
Interest Expense on Indebtedness                          (9.8)      (9.9)      (9.8)     (10.1)         (9.8)      (9.9)     (10.1)
Corporate Expenses                                          .1       (3.1)      (4.8)      (3.3)         (3.9)      (4.3)      (5.1)
International                                             (1.3)                  1.0       (1.1)           .1        (.2)
Other                                                      (.9)       (.4)       1.6        (.3)                    (1.2)       (.7)
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
Segment Income, before income taxes                      (11.4)     (12.5)     (10.5)     (13.4)        (12.7)     (16.0)     (15.9)
Applicable Income Tax Benefit                             (3.2)      (4.6)      (6.7)      (4.7)         (4.4)      (6.0)      (5.2)
                                                     ---------- ---------- ---------- ----------    ---------- ---------- ----------
Segment Loss                                          $   (8.2)  $   (7.9)  $   (3.8)  $   (8.7)     $   (8.3)  $  (10.0)  $  (10.7)
                                                     ========== ========== ========== ==========    ========== ========== ==========

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Third Quarter 2004 (unaudited)
($ in millions)

                                                          YTD September                            December 31,
                                                   -------------------------   -----------------------------------------------------
                                                       2004          2003          2003          2002         2001           2000
                                                   -----------   -----------   -----------   -----------   -----------   -----------
REVENUES
Premiums                                            $   739.7     $   781.5     $ 1,042.2     $ 1,082.0     $ 1,112.7     $ 1,147.4
Insurance and Investment Product Fees                   450.4         421.0         582.4         578.8         566.0         656.4
Net Investment Income                                   802.5         836.0       1,107.4         947.7         892.8       1,141.0
Net Realized Investment Gains (Losses)                    9.0        (122.2)       (100.5)       (133.9)        (84.9)         89.2
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Total Revenues                                        2,001.6       1,916.3       2,631.5       2,474.6       2,486.6       3,034.0
                                                   -----------   -----------   -----------   -----------   -----------   -----------
BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                                  1,060.2       1,088.2       1,454.0       1,436.1       1,406.7       1,409.8
Policyholder Dividends                                  309.8         310.2         418.8         401.8         400.1         378.0
Policy Acquisition Cost Amortization                     76.3          76.6          94.1          59.2         133.0         356.0
Intangible Asset Impairments                                                                       66.3
Intangible Asset Amortization                            25.1          24.9          33.2          32.5          49.4          36.9
Interest Expense on Indebtedness                         29.8          29.5          39.6          31.4          27.3          32.7
Interest Expense on Non-recourse
  Collateralized Obligations                             25.5          37.8          48.9          30.5          42.3
Demutualization Expenses                                                                                         25.9          21.8
Other Operating Expenses                                412.7         405.8         553.1         601.3         647.2         626.3
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Total Expenses                                        1,939.4       1,973.0       2,641.7       2,659.1       2,731.9       2,861.5
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest              62.2         (56.7)        (10.2)       (184.5)       (245.3)        172.5
Applicable Income Taxes (Benefit)                        13.7         (30.8)        (18.5)        (56.2)       (105.2)         62.4
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Income (Loss) from Continuing Operations
  before Minority Interest                               48.5         (25.9)          8.3        (128.3)       (140.1)        110.1
Minority Interest in Net Income of Subsidiaries         (10.5)         (8.0)        (12.4)        (12.4)         (7.2)        (14.1)
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Income (Loss) from Continuing Operations                 38.0         (33.9)         (4.1)       (140.7)       (147.3)         96.0
Discontinued Operations
        Income (Loss) from Discontinued Operations         .1          (1.2)         (2.1)         (1.3)         (2.5)          8.2
        Loss on Disposal                                                                                                      (20.9)
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Income (Loss) Before Cumulative Effect of
  Accounting Changes                                     38.1         (35.1)         (6.2)       (142.0)       (149.8)         83.3
Cumulative Effect of Accounting Changes:
        Goodwill and Other Intangible Assets                                                     (130.3)
        Venture Capital Partnerships                                                                            (48.8)
        Securitized Financial Instruments                                                                       (20.5)
        Derivative Financial Instruments                                                                          3.9
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Net Income (Loss)                                   $    38.1     $   (35.1)    $    (6.2)    $  (272.3)    $  (215.2)    $    83.3
                                                   ===========   ===========   ===========   ===========   ===========   ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Third Quarter 2004 (unaudited)
($ in millions)

                                                                        2003                                    2004
                                                   ---------------------------------------------  ---------------------------------
Quarters ended                                       March        June     September    December    March       June      September
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
REVENUES
Premiums                                            $ 246.1     $ 248.5     $ 286.9     $ 260.7    $ 232.7     $ 238.2     $ 268.8
Insurance and Investment Product Fees                 136.1       137.0       147.9       161.5      160.4       154.2       135.8
Net Investment Income                                 291.1       277.7       267.2       271.3      278.2       258.9       265.4
Net Realized Investment Gains (Losses)                (14.1)     (104.7)       (3.4)       21.7        2.5        15.6        (9.1)
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Total Revenues                                        659.2       558.5       698.6       715.1      673.8       666.9       660.9
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities    350.8       348.4       389.0       365.8      345.6       341.3       373.3
Policyholder Dividends                                116.5        94.2        99.5       108.6      105.9       105.3        98.6
Policy Acquisition Cost Amortization                   28.0        25.9        22.7        17.5       22.6        23.1        30.6
Intangible Asset Amortization                           8.4         8.2         8.3         8.3        8.3         8.3         8.5
Interest Expense on Indebtedness                        9.8         9.9         9.8        10.1        9.8         9.9        10.1
Interest Expense on Non-recourse
  Collateralized Obligations                           13.3        12.6        11.9        11.1        8.9         7.5         9.1
Other Operating Expenses                              130.3       140.4       135.1       147.3      145.4       146.8       120.5
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Total Expenses                                        657.1       639.6       676.3       668.7      646.5       642.2       650.7
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest             2.1       (81.1)       22.3        46.5       27.3        24.7        10.2
Applicable Income Taxes (Benefit)                      (2.4)      (34.2)        5.8        12.3        7.3         6.7         (.3)
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Income (Loss) from Continuing Operations before
  Minority Interest                                     4.5       (46.9)       16.5        34.2       20.0        18.0        10.5
Minority Interest in Net Income of Subsidiaries        (2.8)       (2.3)       (2.9)       (4.4)      (3.7)       (3.4)       (3.4)
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Income (Loss) from Continuing Operations                1.7       (49.2)       13.6        29.8       16.3        14.6         7.1
Income (Loss) from Discontinued Operations              (.4)        (.4)        (.4)        (.9)        .3         (.2)
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Net Income (Loss)                                   $   1.3     $ (49.6)    $  13.2     $  28.9    $  16.6     $  14.4     $   7.1
                                                   =========   =========   =========   =========  =========   =========   =========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING THIRD QUARTER 2004 INCOME STATEMENT
Third Quarter 2004 (unaudited)
($ in millions)

                                                                                                          Exclusions from
Year-to-Date September 30, 2004                     Operating Segments       Other Segments               Segment Income
                                                  ----------------------  --------------------  -----------------------------------
                                                                                                 Realized
                                                   Life &       Asset      Venture   Corporate  Investment             Intra-Segment
                                    Consolidated   Annuity    Management   Capital    & Other     Losses      Other    Eliminations
                                    ------------  ----------  ----------  ---------  ---------  ----------  ---------  ------------
REVENUES
Premiums                             $    739.7    $  739.7
Insurance and Investment
  Product Fees                            450.4       249.4    $  199.9               $   6.0                           $     (4.9)
Net Investment Income                     802.5       744.7          .5    $  12.1       36.5                                  8.7
Net Realized Investment Losses              9.0                                                  $    9.0
                                    ------------  ----------  ----------  ---------  ---------  ----------  ---------  ------------
       Total Revenues                   2,001.6     1,733.8       200.4       12.1       42.5         9.0                      3.8
                                    ------------  ----------  ----------  ---------  ---------  ----------  ---------  ------------
BENEFITS AND EXPENSES
Policy Benefits and Increase
  in Policy Liabilities                 1,060.2     1,052.8                               7.4
Policyholder Dividends                    309.8       305.1                                           4.7
Policy Acquisition Cost
  Amortization                             76.3        77.1                                           (.8)
Intangible Asset Amortization              25.1                    25.1
Intangible Asset Impairments
Interest Expense on Indebtedness           29.8                                          29.8
Interest Expense on Non-recourse
  Collateralized Obligations               25.5                                          25.5
Other Operating Expenses                  412.7       198.3       164.6                  24.5                $  21.5           3.8
                                    ------------  ----------  ----------  ---------  ---------  ----------  ---------  ------------
       Total Expenses                   1,939.4     1,633.3       189.7                  87.2         3.9       21.5           3.8
                                    ------------  ----------  ----------  ---------  ---------  ----------  ---------  ------------
Income (Loss) from Continuing
  Operations Before Income Taxes
  and Minority Interest                    62.2       100.5        10.7       12.1      (44.7)        5.1      (21.5)
Applicable Income Taxes (Benefit)          13.7        24.5          .4        4.2      (15.6)        7.8       (7.6)
                                    ------------  ----------  ----------  ---------  ---------  ----------  ---------  ------------
Income (Loss) from Continuing
  Operations before Minority
  Interest                                 48.5        76.0        10.3        7.9      (29.1)       (2.7)     (13.9)
Minority Interest in Net Income
  of Subsidiaries                         (10.5)                  (10.5)
                                    ------------  ----------  ----------  ---------  ---------  ----------  ---------  ------------
Income (Loss) from Continuing
  Operations                         $     38.0    $   76.0    $    (.2)   $   7.9    $ (29.1)   $   (2.7)   $ (13.9)   $
                                    ============  ==========  ==========  =========  =========  ==========  =========  ============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Third Quarter 2004 (unaudited)
($ in millions, except par value)

                                                                                                  December 31,
                                                             September     ---------------------------------------------------------
                                                                2004           2003           2002           2001           2000
                                                            ------------   ------------   ------------   ------------   ------------
ASSETS:
Available-for-Sale Debt Securities, at fair value            $ 13,338.5     $ 13,273.0     $ 11,889.5     $  9,774.1     $  6,022.3
Held-to-Maturity Debt Securities                                                                                            2,109.6
Equity Securities, at fair value                                  309.2          312.0          385.9          287.7          335.5
Mortgage Loans, at unpaid principal balances                      223.7          284.1          468.8          535.8          593.4
Policy Loans, at unpaid principal balances                      2,236.6        2,227.8        2,195.9        2,172.2        2,105.2
Venture Capital Partnerships, at equity in net assets             244.1          234.9          228.6          291.7          467.3
Affiliate Equity and Debt Securities, at cost plus
  equity in undistributed earnings                                 53.3           47.5          134.7          150.6          103.0
Other Investments                                                 377.7          402.0          398.9          376.0          313.6
                                                            ------------   ------------   ------------   ------------   ------------
                                                               16,783.1       16,781.3       15,702.3       13,588.1       12,049.9
Available-for-Sale Investments Pledged as
  Collateral, at fair value                                     1,283.7        1,350.0        1,358.7          550.6
                                                            ------------   ------------   ------------   ------------   ------------
       Total Investments                                       18,066.8       18,131.3       17,061.0       14,138.7       12,049.9
Cash and Cash Equivalents                                         465.9          447.9        1,110.5          823.3          717.6
Deferred Policy Acquisition Costs                               1,428.7        1,367.7        1,234.1        1,123.7        1,019.0
Goodwill and other intangible assets                              732.6          755.0          747.7          858.6          582.6
Other General Account Assets                                      649.1          774.1          711.4          566.1          567.8
Separate Account Assets                                         6,440.2        6,083.2        4,371.2        5,025.2        5,376.6
                                                            ------------   ------------   ------------   ------------   ------------
       Total Assets                                            27,783.3       27,559.2       25,235.9       22,535.6       20,313.5
                                                            ============   ============   ============   ============   ============
LIABILITIES:
Policy Liabilities and Accruals                                13,163.3       13,088.6       12,680.0       11,846.4       11,372.6
Policyholder Deposit Funds                                      3,531.3        3,642.7        3,395.7        1,515.2          678.4
Indebtedness                                                      662.7          639.0          644.3          599.3          425.1
Stock Purchase Contracts                                          131.1          128.8          137.6
Other General Account Liabilities                                 476.1          557.1          570.8          614.1          619.9
Non-recourse Collateralized Debt
  Obligation Liabilities                                        1,355.5        1,472.0        1,609.5          632.7
Separate Account Liabilities                                    6,440.2        6,083.2        4,371.2        5,020.1        5,376.6
                                                            ------------   ------------   ------------   ------------   ------------
       Total Liabilities and minority interest                 25,760.2       25,611.4       23,409.1       20,227.8       18,472.6
                                                            ------------   ------------   ------------   ------------   ------------
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion
  shares authorized; 94,674,000 shares outstanding
  (June 30, 2004)                                                   1.0            1.0            1.0            1.0
Additional paid in capital                                      2,428.9        2,428.8        2,424.4        2,413.3
Deferred Compensation on Restricted Stock Units                    (2.7)          (3.6)
Accumulated Earnings (Deficit)                                   (329.8)        (352.7)        (331.4)         (43.3)       1,820.7
Treasury stock, at cost: 11,702,704 shares
  (June 30, 2004)                                                (184.0)        (189.4)        (195.7)         (66.0)
Accumulated Other Comprehensive Income (Loss)                     109.7           63.7          (71.5)           2.8           20.2
                                                            ------------   ------------   ------------   ------------   ------------
       Total Stockholders' Equity                               2,023.1        1,947.8        1,826.8        2,307.8        1,840.9
                                                            ------------   ------------   ------------   ------------   ------------
       Total Liabilities, Minority Interest and
         Stockholders' Equity                                $ 27,783.3     $ 27,559.2     $ 25,235.9     $ 22,535.6     $ 20,313.5
                                                            ============   ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Third Quarter 2004 (unaudited)
($ in millions)

                                        Total Debt Securities             Public Debt Securities          Private Debt Securities
                                     09/30/2004       12/31/2003       09/30/2004       12/31/2003       09/30/2004      12/31/2003
                                   --------------   --------------   --------------   --------------   --------------   ------------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)

AAA/AA/A                            $    8,524.9     $    8,821.2     $    7,067.7     $    7,442.1     $    1,457.2     $  1,379.1
BBB                                      3,715.1          3,350.8          2,384.8          2,160.6          1,330.3        1,190.2
                                   --------------   --------------   --------------   --------------   --------------   ------------
       Total Investment Grade           12,240.0         12,172.0          9,452.5          9,602.7          2,787.5        2,569.3
BB                                         845.0            764.9            738.7            635.5            106.3          129.4
B                                          158.3            218.9            124.0            157.8             34.3           61.1
CCC and Lower                               82.6             94.6             54.8             53.7             27.8           40.9
In or Near Default                          12.6             22.6              9.0             19.0              3.6            3.6
                                   --------------   --------------   --------------   --------------   --------------   ------------
       Total Debt Securities        $   13,338.5     $   13,273.0     $   10,379.0     $   10,468.7     $    2,959.5     $  2,804.3
                                   ==============   ==============   ==============   ==============   ==============   ============

% Below Investment Grade                     8.2%             8.3%             8.9%             8.3%             5.8%           8.4%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON
  DEBT AND EQUITY SECURITIES
As of September 30, 2004                         Total                     Outside Closed Block                 Closed Block
                                   -------------------------------   -------------------------------   -----------------------------
                                       Gains            Losses            Gains           Losses           Gains           Losses
                                   --------------   --------------   --------------   --------------   --------------   ------------
Total Debt Securities               $      694.0     $      (81.3)    $      212.4     $      (49.5)    $      481.6     $    (31.8)
Equity Securities                          103.8             (6.1)            95.8             (3.6)             8.0           (2.5)
                                   --------------   --------------   --------------   --------------   --------------   ------------
Total Unrealized Gains (Losses)            797.8            (87.4)           308.2            (53.1)           489.6          (34.3)
                                   --------------   --------------   --------------   --------------   --------------   ------------

Applicable Policyholder Dividend
  Obligation                               489.6            (34.3)                                             489.6          (34.3)
Applicable Deferred Acquisition
  Cost (Credit)                             96.9            (19.4)            96.9            (19.4)
Applicable Deferred Income Tax
  (Benefit)                                 74.0            (11.8)            74.0            (11.8)
                                   --------------   --------------   --------------   --------------   --------------   ------------
Total Offsets to Net Unrealized
  Gains (Losses)                           660.5            (65.5)           170.9            (31.2)           489.6          (34.3)
                                   --------------   --------------   --------------   --------------   --------------   ------------
Net Unrealized Gains (Losses)       $      137.3     $      (21.9)    $      137.3     $      (21.9)    $          -     $        -
                                   ==============   ==============   ==============   ==============   ==============   ============
                                    $      115.4                      $      115.4                      $          -
                                   ==============                    ==============                    ==============


(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Third Quarter 2004 (Quarters unaudited)
($ in millions)

Quarters ended                                                          2003                                    2004
                                                   ---------------------------------------------  ---------------------------------
Quarters ended                                       March        June     September    December    March       June      September
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
GAAP NET INVESTMENT INCOME
Debt Securities                                     $ 187.1     $ 199.1     $ 184.0     $ 195.3    $ 191.7     $ 191.8     $ 192.4
Equity Securities                                       3.6          .9          .9         1.5         .4         1.6         1.1
Mortgages                                              12.1         7.3         7.0         6.2        5.9         5.4         5.9
Policy Loans                                           42.6        42.6        42.2        44.3       42.2        41.7        42.3
Venture Capital                                        28.9         6.5        10.2         3.5       17.6         1.8        (3.7)
Cash & Cash Equivalents                                 3.1         1.4         1.4         1.1         .7         1.0         1.4
Other (2)                                               4.5         8.6        11.0         8.1       12.4         8.7        17.3
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Total Cash and Invested Assets                        281.9       266.4       256.7       260.0      270.9       252.0       256.7
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Investment Expenses                                     3.0         2.7         2.6         2.0        2.8         1.9         2.4
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Total Net Investment Income                         $ 278.9     $ 263.7     $ 254.1     $ 258.0    $ 268.1     $ 250.1     $ 254.3
                                                   =========   =========   =========   =========  =========   =========   =========
ANNUALIZED YIELDS
Debt Securities                                         6.2%        6.1%        5.8%        6.1%       5.9%        5.9%        6.0%
Equity Securities                                       1.4%        1.0%        1.0%        1.8%       0.5%        2.0%        1.4%
Mortgages                                               9.1%        8.0%        8.6%        8.4%       8.9%        8.5%       10.3%
Policy Loans                                            8.1%        8.0%        7.9%        8.3%       7.9%        7.7%        7.9%
Venture Capital                                        67.9%       11.9%       18.7%        6.1%      34.0%        2.9%       -5.8%
Cash & Cash Equivalents                                 1.5%        0.9%        0.9%        0.9%       0.7%        0.9%        1.0%
Other (2)                                               3.4%        7.0%       10.3%        6.1%      14.0%        7.7%       17.1%
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Total Cash and Invested Assets                          6.7%        6.2%        6.1%        6.2%       6.5%        6.0%        6.2%
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Investment Expenses                                     0.1%        0.1%        0.1%        0.0%       0.1%        0.1%        0.2%
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Total Net Investment Income                             6.7%        6.1%        6.0%        6.2%       6.4%        5.9%        6.0%
                                                   =========   =========   =========   =========  =========   =========   =========


(1) Excludes investment income on debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates, and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2004 (unaudited)
($ in millions)

                                                          YTD September                            December 31,
                                                   -------------------------   -----------------------------------------------------
                                                       2004          2003          2003          2002         2001           2000
                                                   -----------   -----------   -----------   -----------   -----------   -----------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                           $    (8.6)    $   (58.9)    $   (76.1)    $  (114.3)    $   (46.1)    $    (7.5)
Equity Security Impairments                                            (4.3)         (4.3)         (9.8)
Affiliated Equity Securities                                          (96.9)        (96.9)
Venture Capital Partnerships
  Impairments                                                          (4.6)         (4.6)         (5.1)
Mortgage Loan Impairments                                              (4.1)         (4.1)          (.6)         (6.1)         (1.8)
Real Estate Impairments                                                 (.4)         (6.6)                                     (6.1)
Debt and Equity Securities
  Pledged as Collateral
  Impairments                                           (16.6)         (7.3)         (8.3)        (34.9)        (39.0)
Other Invested Asset Impairments                         (3.3)         (6.7)         (9.9)        (22.0)         (3.7)
                                                   -----------   -----------   -----------   -----------   -----------   -----------
       Total Impairment Losses                          (28.5)       (183.2)       (210.8)       (186.7)        (94.9)        (15.4)
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Debt Security Net Transaction
  Gains (Losses)                                         16.8          57.6          64.7          48.4          21.7         (46.9)
Equity Security Net Transaction
  Gains (Losses)                                         13.1          10.1          47.2           2.1          (8.8)        146.8
Venture Capital Net Investment
  Gains (Losses)                                                       (9.7)         (9.7)
Mortgage Loan Net Transaction
  Gains (Losses)                                           .2          (1.4)         (1.3)           .2           7.1           4.8
Real Estate Net Transaction
  Gains (Losses)                                          (.6)           .1           (.2)          4.0          (2.5)          1.8
Other Invested Asset Net
  Transactions Gains (Losses)                             8.0           4.4           9.6          (1.9)         (7.5)         (1.9)
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Total Net Transactions Gains                             37.5          61.1         110.3          52.8          10.0         104.6
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Net Realized Investment Gains
  (Losses)                                                9.0         (14.2)       (100.5)       (133.9)        (84.9)         89.2
                                                   ===========   ===========   ===========   ===========   ===========   ===========

Closed Block Applicable PDO
  (Reduction)                                             4.8          (4.5)         (5.9)        (40.3)        (15.4)
Applicable Deferred Acquisition
  Costs (Credit)                                          (.9)         (1.1)         (4.1)         (7.2)         10.5         (10.7)
Applicable Deferred Income Tax
  (Credit)                                                7.8         (44.7)        (36.3)        (20.8)        (24.5)         32.9
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Net Realized Investment Gains
  (Losses) Included in Net
  Income                                            $    (2.7)    $    36.1     $   (54.2)    $   (65.6)    $   (55.5)    $    67.0
                                                   ===========   ===========   ===========   ===========   ===========   ===========

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2004 (unaudited)
($ in millions)

                                                                        2003                                    2004
                                                   ---------------------------------------------  ---------------------------------
Quarters ended                                       March        June     September    December    March       June      September
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                           $ (25.6)    $ (19.8)    $ (13.5)    $ (20.3)   $  (2.8)    $  (1.2)    $  (4.6)
Equity Security Impairments                                        (1.1)       (3.2)
Affiliated Equity Securities                                      (96.9)
Venture Capital Partnerships
  Impairments                                          (4.3)        (.3)
Mortgage Loan Impairments                               (.4)       (2.8)        (.9)
Real Estate Impairments                                                         (.4)       (6.2)
Debt and Equity Securities
  Pledged as Collateral Impairments                    (4.9)        (.1)       (2.3)       (1.0)      (4.7)       (3.6)       (8.3)
Other Invested Asset Impairments                       (5.7)       (1.0)                              (3.3)
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
       Total Impairment Losses                        (40.9)     (122.0)      (20.3)      (27.5)     (10.8)       (4.8)      (12.9)
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Debt Security Net Transaction
  Gains                                                41.3         5.2        11.1         7.1        7.0         6.1         3.7
Equity Security Net Transaction
  Gains (Losses)                                       (2.2)        7.4         4.9        37.1        2.2        10.7          .2
Venture Capital Net Investment
  Losses                                               (9.5)        (.2)
Mortgage Loan Net Transaction
  Gains (Losses)                                        (.4)        (.4)        (.6)         .1         .2
Real Estate Net Transaction
  Gains (Losses)                                         .5         (.4)                    (.3)                   (.6)
Other Invested Asset Net
  Transactions Gains (Losses)                          (2.9)        5.6         1.7         5.2        3.9         4.2         (.1)
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Total Net Transactions Gains                           26.8        17.2        17.1        49.2       13.3        20.4         3.8
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Net Realized Investment Gains
  (Losses)                                            (14.1)     (104.8)       (3.2)       21.7        2.5        15.6        (9.1)
                                                   =========   =========   =========   =========  =========   =========   =========

Closed Block Applicable PDO
  (Reduction)                                           8.5        (9.5)       (3.5)       (1.4)        .1         7.2        (2.5)
Applicable Deferred Acquisition
  Costs (Credit)                                         .4         1.3        (2.8)       (3.0)        .4        (1.2)        (.1)
Applicable Deferred Income Tax
  (Credit)                                             (8.8)      (37.2)        1.3         8.4        1.2         4.6         2.0
                                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------
Net Realized Investment Gains
  (Losses) Included in Net Income                   $ (14.2)    $ (59.4)    $   1.8     $  17.7    $    .8     $   5.0     $  (8.5)
                                                   =========   =========   =========   =========  =========   =========   =========